UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 16, 2016. ETHAN ALLEN INTERIORS INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ETHAN ALLEN INTERIORS INC. ETHAN ALLEN DRIVE P.O. BOX 1966 DANBURY, CT 06811-1966 ATTN: ERIC D. KOSTER the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E13435-P81818 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: September 21, 2016 Date: November 16, 2016 Time: 10:00 A.M., local time Location: Ethan Allen Interiors Inc. International Corporate Headquarters Ethan Allen Drive Danbury, CT 06811

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E13436-P81818 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT NOTICE AND PROXY STATEMENT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 2, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR each listed nominee: 1. To elect seven director nominees identified in the proxy statement to serve until the 2017 Annual Meeting of Stockholders; Election of Directors 4. To approve by-law amendments to implement majority voting in uncontested director elections; To approve certificate of incorporation and by-law amendments to allow for stockholder removal of directors with or without cause and to delete obsolete provisions from, and effect clarifying changes to, the certificate of incorporation; To approve, by a non-binding advisory vote, executive compensation of the Company's Named Executive Officers; 5. Nominees: 1a. M. Farooq Kathwari 6. 1b. James B. Carlson 7. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2017 fiscal year; and 1c. John J. Dooner, Jr. NOTE: To transact such other business as may properly come before the meeting. 1d. Domenick J. Esposito NOTE: THIS IS NOT A PROXY CARD, YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you. 1e. Mary Garrett 1f. James W. Schmotter 1g. Tara I. Stacom The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7. 2. To approve by-law amendments related to the procedures for stockholders to nominate directors or propose other matters for consideration at stockholder meetings; To approve by-law amendments to implement “proxy access”; 3. E13437-P81818 Voting Items

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